Cover	Jul. 07, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002130922
Document Type	S-6
Entity Registrant Name	FT 13070
Document Period End Date	Jul. 07, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in closed-end funds which invest at least 80% of their assets in dividend-paying securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a unit investment trust that is comprised of a pool of closed-end funds which invest in dividend-paying common stocks and preferred securities. A portion of these closed-end funds invest in common stocks and, on an ongoing basis, will sell covered call options. An option is considered “covered” when a closed-end fund owns the equity securities against which the options are sold.

The Closed-End Funds were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the Closed-End Fund, the current dividend yield of the Closed-End Fund, the quality and character of the securities held by the Closed-End Fund, and the expense ratio of the Closed-End Fund, while attempting to limit the overlap of the securities held by the Closed-End Funds.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to floating-rate securities, foreign securities, depositary receipts and companies with various market capitalizations through the Trust’s investment in the Funds.

As with any similar investment, there can be no guarantee that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.